UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

QLT Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 101, Vancouver, B.C. Canada,	V5T 4T5
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 25, 2011, the Board of Directors of QLT Inc. (the “Company”) approved grants of equity awards to the Company’s named executive officers listed below, pursuant to the QLT 2000 Incentive Stock Option Plan, as amended and restated May 5, 2009 (the “Plan”). The following table sets forth the equity awards to such named executive officers:

Shares Underlying Stock
Name	Options Granted[1]
Robert L. Butchofsky	300,000
Cameron R. Nelson	90,000
Linda M. Lupini	90,000
Alexander R. Lussow	90,000

1.	The stock options were granted on May 25, 2011 at an exercise price of CAD$7.20 per share (representing the closing price of the Company’s common shares on the Toronto Stock Exchange on May 25, 2011), are exercisable for a term of five years and vest in 36 equal monthly installments.
Item 5.07 Submission of Matters to a Vote of Security Holders
On May 26, 2011, the Company held its annual meeting of shareholders. At the annual meeting, the Company’s shareholders voted on the election of directors. Each of the eight nominees to the Board of Directors identified and described in the Company’s proxy circular and proxy statement, dated April 15, 2011, was elected at the annual meeting, to hold office until the Company’s next annual meeting of shareholders or until his or her successor is duly elected, unless he or she resigns earlier. The vote on the resolution to elect eight directors is set forth below, and each of the directors was declared elected:

	NUMBER OF SHARES
DIRECTORS NOMINATED	FOR	AGAINST	WITHHELD	NON VOTE
Robert L. Butchofsky	26,328,171	0	477,004	6,501,767
Bruce L.A. Carter	26,322,169	0	483,006	6,501,767
C. Boyd Clarke	24,979,803	0	1,825,372	6,501,767
Peter A. Crossgrove	24,344,988	0	2,460,187	6,501,767
Kathryn E. Falberg	26,290,247	0	514,928	6,501,767
Ian J. Massey	26,322,318	0	482,857	6,501,767
Joseph L. Turner	26,245,996	0	559,179	6,501,767
L. Jack Wood	26,323,731	0	481,444	6,501,767
At the annual meeting, the shareholders also approved the proposal to appoint Deloitte & Touche LLP as the Company’s independent auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors. The vote on the resolution is set forth below, and the resolution was declared passed:

Shares For	Shares Against	Shares Withheld	Non-Votes
33,261,417	0	45,525	0
At the annual meeting, the shareholders also approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Company’s proxy circular and proxy statement dated April 15, 2011. The vote on the resolution is set forth below, and the resolution was declared passed:

Shares For	Shares Against	Shares Withheld	Non-Votes
26,235,104	526,930	43,141	6,501,767

At the annual meeting, the shareholders also approved, on an advisory basis, a one year frequency for which the shareholder advisory vote on the compensation of the Company’s named executive officers should be submitted to the Company’s shareholders. The vote on the resolution was conducted by ballot at the annual meeting and is set forth below:

Three Years	Two Years	One Year	Shares Withheld	Non-Votes
12,700,209	32,757	14,031,118	41,590	6,501,768

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC.
Date: May 31, 2011
	By:	/s/ Cameron Nelson
		Name:	Cameron Nelson
		Title:	Senior Vice President, Finance and Chief Financial Officer